Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated May 4, 2016

To

Prospectus dated April 29, 2016

This supplement contains information that supplements and amends certain information contained in the prospectus of Corporate Capital Trust, Inc. dated April 29, 2016, as supplemented and amended (the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Distribution Reinvestment Plan

The “Distribution Reinvestment Plan” section of the Prospectus is amended by replacing the first sentence of the fifth paragraph with the following:

Your distribution amount will purchase shares at a per share price equivalent to the public offering price pursuant to the effective registration statement at the time of purchase.